AMENDMENT TO REVOLVING LOAN AND SECURITY AGREEMENT

THIS AMENDMENT TO REVOLVING LOAN AND SECURITY AGREEMENT (this
“Amendment”) is entered into as of March 14, 2023, by and among C&J WELL SERVICES, LLC, a Delaware limited liability company (“C&J Well Services”), and CJ BERRY WELL SERVICES MANAGEMENT, LLC, a Delaware limited liability company (“CJ Berry Well Services Management”, and together with C&J Well Services, at times hereinafter referred to individually and collectively as “Borrower”), on the one hand, and TRI COUNTIES BANK, a California banking corporation (“Lender”), on the other hand.

RECITALS

A.Lender previously extended a revolving line of credit to Borrower in the original, maximum principal amount of Fifteen Million and No/100 Dollars ($15,000,000.00) (the “Loan”), pursuant to, inter alia, that certain Revolving Loan and Security Agreement dated August 9, 2022, executed by and among Borrower and Lender (together with any and all amendments and extensions thereto or modifications thereof, the “Loan Agreement”). Any and all capitalized terms used but not expressly defined herein shall have the meanings ascribed to them in the Loan Agreement.

B.The Loan was and is evidenced, in part, by that certain Promissory Note dated August 9, 2022, in the principal amount of Fifteen Million and No/100 Dollars ($15,000,000.00), executed by Borrower in favor of Lender (together with any and all amendments and extensions thereto or modifications thereof, the “Note”).

C.The Loan is secured by the Collateral (as that term is defined in the Loan Agreement) described in the Loan Agreement. Lender’s security interest in the Collateral described in the Loan Agreement was and is perfected under applicable law.

D.The Loan Agreement, Note, and all other assignments, agreements, instruments and other documents executed by Borrower in connection with the Loan shall at times hereinafter be referred to collectively as the “Loan Documents.”

E.Borrower has requested that Lender agree to replace the motor vehicle known as Rig #R0356, and more particularly described in Exhibit “D” of the Loan Agreement, as Collateral for the Loan with a different motor vehicle known as Rig #R0536, and more particularly described on Exhibit “A” to this Amendment, which is incorporated herein by this reference.

F.Lender has agreed to the foregoing request, subject to the terms and conditions set forth in this Amendment.

AGREEMENT

NOW, THEREFORE, for valuable consideration and the mutual promises of the parties hereto, said parties do hereby acknowledge and agree as follows:

1.Recitals.

The recitals are incorporated herein by this reference as are all exhibits.
Borrower, and each of them, agree and acknowledge that the factual information recited above is true and correct.

2.Borrower’s Acknowledgment as to Obligations.

A.Borrower, and each of them, acknowledge, confirm and agree that as of March 14, 2023, there are no outstanding Revolving Advances under the Note, and the aggregate stated amount of issued and outstanding Letters of Credit is $1,900,000.00.

B.Borrower, and each of them, specifically acknowledge and confirm that they do not have any valid offset or defense to the obligations, indebtedness and liability under the Loan Documents.

3.Reaffirmation of Obligations.

This Amendment is, in part, a reaffirmation of the obligations, indebtedness and liability of Borrower, and each of them, to Lender as evidenced by the Loan Documents.
Therefore, Borrower, and each of them, acknowledge and agree that, except as specified herein, all of the terms and conditions of the Loan Documents are and shall remain in full force and effect, without waiver or modification of any kind whatsoever, and are ratified and confirmed in all respects.

4.Amendments to Loan Agreement.

Subject to Borrower’s satisfaction of any and all conditions precedent to the effectiveness of this Amendment (including, without limitation, the conditions set forth in Section 8, below), the Loan Agreement is hereby modified as follows:

A.The schedule of motor vehicles attached to the Loan Agreement as Exhibit “D” thereof is hereby deleted in its entirety and replaced with the schedule of motor vehicles set forth in Exhibit “A” attached hereto, which is incorporated herein by this reference.

B.The schedule of Collateral location(s) set forth in Exhibit “C” of the Loan Agreement is hereby deleted in its entirety and replaced with the schedule of Collateral location(s) set forth in Exhibit “B” attached hereto, which is incorporated herein by this reference.

C.In the last sentence of Section 3.3(d) of the Loan Agreement, “September 12, 2022” is hereby replaced with “March 31, 2023”.

2

D.In Section 7.13 of the Loan Agreement, “September 12, 2022” is hereby replaced with “March 31, 2023”.

5.Amendment as a Loan Document.

From and after the effective date of this Amendment, this Amendment and any other documents and instruments executed in connection herewith shall each constitute one of the “Loan Documents.”

6.Effective Date of Amendment.

This Amendment and the amendments provided for herein shall be effective upon the timely and complete satisfaction of each and all of the conditions precedent set forth in Section 8 of this Amendment.

7.Borrower’s Representations and Warranties.

Borrower, and each of them, hereby represent and warrant to Lender and covenant and agree with Lender as follows:

A.Borrower, and each of them, have full legal right, power and authority to enter into and perform this Amendment. The execution and delivery of this Amendment by Borrower, and each of them, and the consummation by Borrower, and each of them, of the transactions contemplated hereby have been duly authorized by all necessary action by or on behalf of each of the Borrower. This Amendment is a valid and binding obligation of Borrower, and each of them, enforceable against Borrower, and each of them, in accordance with its terms.

B.Neither the execution and delivery of this Amendment by Borrower, or any of them, nor the consummation by Borrower, or any of them, of the transactions contemplated hereby, conflicts with or constitutes a violation or a default under any law or regulation applicable to Borrower, or any of them, or any contract, commitment, agreement, arrangement or restriction of any kind to which Borrower, or any of them, is a party, by which Borrower, or any of them, respectively, is bound or to which any of the Borrower’s, or any of their, property or assets is subject.

C.There are no actions, suits or proceedings pending, or to the best knowledge of Borrower, or any of them, threatened against or affecting Borrower, or any of them, respectively, in relation to their obligations to Lender or involving the validity and enforceability of this Amendment, the Loan Agreement, or any of the other Loan Documents, as applicable, or the priority of any liens given by Borrower, or any of them, to Lender in accordance with the Loan Agreement and the other Loan Documents, at law or in equity, or before or by any governmental agency, or which could have a material adverse effect on the financial condition, operations, properties, assets, liabilities or earnings of Borrower, or any of them, or the ability of Borrower, or any of them, to perform their respective obligations to Lender.

D.Borrower, and each of them, hereby reaffirm and confirm that the representations and warranties of Borrower, and each of them, as applicable, contained in the

3

Loan Documents are true, correct and complete in all material respects as of the date of this Amendment.

E.Borrower, and each of them, are in full and complete compliance with the terms, covenants, provisions and conditions of the Note, the Loan Agreement, and the other Loan Documents.

All covenants, representations and warranties of Borrower, and each of them, herein are incorporated by reference and hereby made a part of the Loan Agreement.

8.Conditions Precedent to Effectiveness of Amendment.

The effectiveness of this Amendment is expressly conditioned upon the Borrower having, at their sole expense, deposited or caused to be deposited with Lender by no later than March 31, 2023, all of the following items, documents, certificates and other instruments, in form and content satisfactory to Lender and its counsel, in their sole and absolute discretion, and suitable for filing or recording as required:

A.This Amendment, fully executed by each Borrower;

B.Such additional information, assignments, agreements, certificates, reports, approvals, instruments, documents, subordination agreements, financing statements, consents and opinions as Lender may request, in its sole and absolute opinion and judgment, in connection with this Amendment and/or any of the matters which are the subject of this Amendment; and

C.Payment of the fees and costs of Lender in connection with the preparation, negotiation, administration and execution of this Amendment including, but not limited to, attorneys’ fees and other costs and fees of other professionals retained by Lender.

9.Miscellaneous.

A.Section headings used in this Amendment are for convenience only and shall not affect the construction of this Amendment.

B.This Amendment may be executed in one or more counterparts but all of the counterparts shall constitute one agreement; provided, however, this Amendment shall not be effective and enforceable unless and until it is executed by all parties hereto.

C.This Amendment and the other documents and instruments executed in connection therewith constitute the product of the negotiation of the parties hereto and the enforcement hereof shall be interpreted in a neutral manner, and not more strongly for or against any party based upon the source of the draftsmanship hereof.

D.This Amendment shall be binding upon and inure to the benefit of Lender, Borrower, and each of them, and their respective successors and assigns, except that no Borrower shall assign their rights hereunder or any interest therein without the prior written consent of Lender.

4

E.This Amendment is not a novation, nor, except as expressly provided in this Amendment, is it to be construed as a release or modification of any of the terms, conditions, warranties, waivers or rights set forth in the Loan Documents. Nothing contained in this Amendment shall be deemed to constitute a waiver by Lender of any required performance by Borrower, and each of them, of any Event of Default or default heretofore or hereafter occurring under or in connection with the other Loan Documents. In the event there is a conflict in any term, condition or provision of this Amendment, on the one hand, and the Note, the Loan Agreement, or any of the other Loan Documents, on the other hand, the terms, conditions and provisions of this Amendment are to control.

[SIGNATURE PAGES FOLLOW]

5

IN WITNESS WHEREOF, Borrower has executed this Amendment as of the date set forth in the heading to this Amendment.

BORROWER:

C&J WELL SERVICES, LLC,
a Delaware limited liability company

By: /s/ Kyle McNayr___________________
Name: Kyle McNayr___________________
Title: Treasurer_______________________

CJ BERRY WELL SERVICES MANAGEMENT, LLC,
a Delaware limited liability company

By: /s/ Kyle McNayr___________________
Name: Kyle McNayr___________________
Title: Treasurer_______________________

6

IN WITNESS WHEREOF, Lender has executed this Amendment as of the date set forth in the heading to this Amendment.

LENDER:

TRI COUNTIES BANK,
a California banking corporation

By: /s/ Aytom Salomon
Name: Aytom Salomon
Its: Vice President

7

EXHIBIT “A”

(Replacing Exhibit “D” to Loan Agreement)

EXHIBIT “D”

MOTOR VEHICLES

8

EXHIBIT “B”

(Replacing Exhibit “C” to Loan Agreement)

EXHIBIT “C”

COLLATERAL LOCATION(S)

Collateral Location (Other than Motor Vehicles / Rigs)

Street Address	City	State	Zip Code	Owned/Leased
3752 Allen Road	Bakersfield	CA	93314	Owned
4820 Rosedale Lane	Bakersfield	CA	93314	Leased
1954 James Road	Bakersfield	CA	93308	Owned
1025 Earthmover Ct	Bakersfield	CA	93314	two parcels/1025 and 1612 Earthmover Ct, both LEASED
7515 Rosedale Hwy	Bakersfield	CA	93308	Leased
2567 N Ventura Ave	Ventura	CA	93001-1201	Owned

19431 S Santa Fe Ave	Compton	CA	90221-5912	Leased
210 E Center Street	Taft	CA	93268	Leased
1377 Kern Street	Taft	CA	93268	Owned
32446 W Gale Ave	Coalinga	CA	93210	Owned

[CONTINUES ON NEXT PAGE]

9

Rig Number	Area	3/13/2023	3/3/2023
R0374	9	AERA / Taylor 227	AERA / Taylor 247
R0378	9	AERA / Taylor 43	AERA / McGonigal 31
R0386	13	SMWSS / MOCO 34 MBC-617	MOCO 34-WI-335E
R0451	13	San Ardo / ORRADRE 52A-11	San ARdo / ORRADRE 5443-12
R0536	13	Staged at Cymric Yard; w/ be moved to Belridge 3/14/23
R0576	23	7515 Rosedale Hwy., Bakersfield, CA 93308	7515 Rosedale Hwy., Bakersfield, CA 93308
R0765	12	7515 Rosedale Hwy., Bakersfield, CA 93308	7515 Rosedale Hwy., Bakersfield, CA 93308/training rig
R1005	12	7515 Rosedale Hwy., Bakersfield, CA 93308	7515 Rosedale Hwy., Bakersfield, CA 93308
R1020	23	MWSS / 27G-5723	Sch Day Off / Staged @ Rosedale Yd for work in AM
R1024	23	Down / 1954 James Rd., Bakersfield, CA 93308	Down / 1954 James Rd., Bakersfield, CA 93308
R1037	23	7515 Rosedale Hwy., Bakersfield, CA 93308	7515 Rosedale Hwy., Bakersfield, CA 93308
R1059	19	Lost hills GPS 35.601456243493345, - 119.70371316152794	Lost hills GPS 35.601456243493345, - 119.70371316152794
R1068	23	Staged at CP 7.4 Elk Hills	Staged at CP 7.4 Elk Hills
R1083	19	Cymric Production / 7Z 2222	Cymric Production / 31X 5-9H3
R1086	12	7515 Rosedale Hwy., Bakersfield, CA 93308	7515 Rosedale Hwy., Bakersfield, CA 93308/training rig
R1087	13	MWSS / Finley-Hausen-I 211	SMWSS / Finley Hausen 1 332SI
R1114	19	Kern River Production / S3 3856	Kern River Production / SJ 874
R1115	23	Staged at Allen Rd Yd waiting to be picked up after parade	Staged at Allen Rd Yd waiting to be picked up after parade
R1118	23	BERRY-TAFT / 208 TAN HILL	BERRY-TAFT / 418 ETHEL D / 908
R1119	19	Hovey Hills AFE / SURPRISE 59	Hovey Hills AFE / SURPRISE 30I
R1125	19	DFR / 1954 James Rd., Bakersfield, CA 93308	Kern River Production / HOT 23H
R1143	19	James Rd Yard / out of compliance (CAT 4)	James Rd Yard / out of compliance (CAT 4)
R1146	19	Kern River Production / SJ 1164H	DFR / 1954 James Rd., Bakersfield, CA 93308
R1147	19	Kern River Production / 25 153	Kern River Production / CAL 28
R1149	23	Kern River / TOLTEC 49	Kern River / S3 4-21
R1150	14	210 East Center St., Taft, CA 93268 / Training Academy	210 East Center St., Taft, CA 93268 / Training Academy
R1152	19	Midway Production / 8 SF 905	Cymric Production / 8SF 229R
R1153	23	BERRY / 562 / 429 ETHEL D	BERRY / 31 SEC D
R1154	23	Staged at CP 7.4 Elk Hills	Staged at CP 7.4 Elk Hills
R1165	19	210 East Center St., Taft, CA 93268 / Training Academy (DFR)	210 East Center St., Taft, CA 93268 / Training Academy (DFR)
R1166	19	210 East Center St., Taft, CA 93268 / Training Academy (DFR)	210 East Center St., Taft, CA 93268 / Training Academy (DFR)

10

R1167	13	NOV 3100 Steam Ct., Bakersfield, CA 93308	NOV 3100 Steam Ct., Bakersfield, CA 93308
R1169	13	1025 Earthmover Ct., Bakersfield, CA 93314	1025 Earthmover Ct., Bakersfield, CA 93314
R1171	23	7515 Rosedale Hwy., Bakersfield, CA 93308	7515 Rosedale Hwy., Bakersfield, CA 93308
R1172	19	DFR / 1954 James Rd., Bakersfield, CA 93308	DFR / 1954 James Rd., Bakersfield, CA 93308
R1174	23	BERRY / 141 / 61R HILL PROP	BERRY / 414 HILL

R1176	19	DFR / 1954 James Rd., Bakersfield, CA 93308	DFR / 1954 James Rd., Bakersfield, CA 93308
R1178	23	Cymric Yard GPS 35.36707433914868, - 119.66802537847907	Cymric Yard GPS 35.36707433914868, - 119.66802537847907
R1179	23	MWSS Yard	MWSS Yard
R1186	23	Cymric Yard GPS 35.36707433914868, - 119.66802537847907	Cymric Yard GPS 35.36707433914868, - 119.66802537847907

11